Exhibit 99.1

FiEE Advances O2O ArtTech Ecosystem with Approximately US$2.9 Million in Gross Transaction Value at Kyoto Artwork Sales Event, Targeting Art Advisory and Global Collector Networks

Kyoto event generates approximately US$1.3 million in service revenue for FiEE, highlighting opportunities in next-generation art discovery and collector engagement

Osaka, Japan, November 6, 2026 – FiEE, Inc. (NASDAQ: FIEE) (“FiEE” or the “Company”), a technology company integrating Internet of Things (“IoT”), connectivity, and artificial intelligence (“AI”) to redefine brand management solutions, today announced the successful completion of its international art exhibition and accompanying auction in Kyoto, Japan. The event marks a milestone in FiEE’s evolution toward an online-to-offline (“O2O”) ecosystem integrating art and technology (“ArtTech”), connecting artists and global collectors through digital engagement, physical experiences, and commercial transactions.

Organized by the Company’s subsidiary, FiEE Channel Limited, in partnership with the Museum of Kyoto, Harmony of Ink: FAx26 Kyoto International Contemporary Art Exchange Exhibition took place from October 23 to 25, 2026. The accompanying auction, held on October 23, 2026, attracted nearly 400 participants online and in person, resulting in an aggregate artwork transaction value of approximately US$2.9 million. The aggregate transaction value represents artwork sales, not the Company’s revenue. FiEE generated approximately US$1.3 million in service revenue from the auction, highlighting the commercial potential of its O2O business model. Building on this success, FiEE plans to organize regular art appreciation and networking events to deepen collector engagement and create additional revenue opportunities.

Discovering hidden gems: Engaging the next generation of collectors

FiEE sees opportunities to engage younger collectors, including millennials (Generation Y) and members of Generation Z, who seek originality, cultural identity, and emerging artistic talent beyond established names.

Leveraging its network of key opinion leaders (“KOLs”), digital content capabilities, and curated exhibitions, FiEE aims to connect artists with collectors seeking distinctive artworks and hidden gems. By combining online discovery with physical experiences, the Company seeks to make art more accessible while expanding international exposure for artists.

Beyond transactions: Art advisory as a service

FiEE believes artwork acquisition should mark the beginning of a lasting collector relationship. The Company sees opportunities to develop art advisory services that would offer personalized artwork recommendations, artist introductions, acquisition assistance, collection development, and post-transaction support.

Complementary offerings, including artwork safekeeping, promotional services, and exhibition opportunities, could further strengthen collector relationships. By extending engagement beyond individual purchases, FiEE aims to encourage repeat transactions and generate advisory fees and recurring service revenue, supporting a more diversified business model.

Connecting online discovery with offline experiences

FiEE’s O2O strategy integrates digital engagement with physical cultural experiences, creating a connected journey from artwork discovery to acquisition. The Company’s software-as-a-service (“SaaS”) solutions support this strategy. The FiEE Channel App supports content creation, social media amplification, and audience acquisition, while the Fontree App enables online participation in curated art sales and facilitates transactions. Physical exhibitions and private events are intended to complement these platforms, allowing collectors to experience artworks firsthand and build relationships with artists.

Together, these channels create opportunities for continued engagement, repeat participation, and additional value-added services.

Rafael Li, Chief Executive Officer and President of FiEE, commented, “The success of our Kyoto art exhibition and accompanying auction highlights FiEE’s ability to translate digital engagement into meaningful commercial transactions while establishing a foundation for a broader ArtTech ecosystem. We see exciting opportunities among younger collectors seeking hidden gems and emerging talent. By seeking to combine personalized art advisory, curated experiences, and a global collector network, we aim to make art discovery more accessible and rewarding.

“Our vision extends beyond individual transactions. We aim to connect online discovery with offline experiences and build lasting relationships between artists and collectors, with the goal of unlocking new revenue opportunities and creating long-term value for our stockholders.”

About FiEE, Inc.

FiEE, Inc. (NASDAQ: FIEE), formerly Minim, Inc., was founded in 1977. It has a historical track record of delivering a comprehensive WiFi/SaaS platform in the market. After years of development, it made the strategic decision to transition to a Software First Model in 2024 to expand its technology portfolio and revenue streams. In 2025, FiEE, Inc. rebranded itself as a technology company leveraging its expertise in IoT, connectivity, and AI to explore new business prospects and extend its global footprint.

FiEE, Inc.’s services are structured into four key categories: Cloud-Managed Connectivity (WiFi) Platform, IoT Hardware Sales & Licensing, SaaS Solutions, and Professional To-C and To-B Services & Support. Notably, FiEE, Inc. has introduced its innovative SaaS solutions, which integrate its AI and data analytics capabilities into content creation and brand management. This initiative has nurtured a robust pool of KOLs on major social media platforms worldwide, helping them develop, manage, and optimize their digital presence. FiEE, Inc.’s services include customized graphics and posts, short videos, and editorial calendars tailored to align with brand objectives.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. Without limiting the foregoing, the words “believes,” “expects,” “may,” “might,” “will,” “should,” “seeks,” “intends,” “plans,” “strives,” “goal,” “estimates,” “forecasts,” “projects” or “anticipates” or the negative of these terms and similar expressions are intended to identify forward-looking statements. Forward-looking statements included in this press release may include, among others, statements relating to (i) the future financial position and results of operations of the Company, (ii) our ability to successfully implement our strategic business expansion, (iii) the expected frequency, performance and financial contributions of future exhibitions, auctions, art appreciation and networking events, and the anticipated advisory fees and recurring revenue from art advisory and complementary services, (iv) our plans to implement our O2O ArtTech strategy, engage younger collectors, expand our global collector network, drive growth through innovation, build bridges between influencers, content creators, and global markets, and foster impactful partnerships to extend our reach across the digital landscape, and (v) our plans to further accelerate business growth and create value for our stockholders.

By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement. These risks include variability in artwork supply, collector demand, bidding activity, transaction settlement, service-fee collection and event costs. Additional risks include our ability to develop and obtain market acceptance for art advisory and complementary services and to expand our global collector network. The frequency and results of future exhibitions, auctions and other events are uncertain, and there can be no assurance that future events will achieve comparable transaction values, sell-through rates or revenue. In addition, there may be other factors of which we are presently unaware or that we currently deem immaterial that could cause our actual results to be materially different from the results referenced in the forward-looking statements. All forward-looking statements contained in this press release are qualified in their entirety by this cautionary statement. Although we believe that our plans, intentions and expectations are reasonable, we may not achieve our plans, intentions or expectations. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. See “Risk Factors” and “Special Note Regarding Forward-Looking Statements” included in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and other risk factors described from time to time in subsequent quarterly reports on Form 10-Q or other subsequent filings. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

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fiee@dlkadvisory.com

Source: FiEE, Inc.